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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               September 2, 1996
                       (Date of earliest event reported)

                    POTASH CORPORATION OF SASKATCHEWAN INC.
             (Exact name of registrant as specified in its charter)

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
    SASKATCHEWAN, CANADA                   1-10351                             N/A
  (State of Incorporation)          (Commission File No.)         (IRS Employer Identification  No.)
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                         SUITE 500 122-1ST AVENUE SOUTH
                    SASKATOON, SASKATCHEWAN, CANADA S7K 7G3
          (Address of principal executive offices, including zip code)

                                 (306) 933-8500
              (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)

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INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS.

        On September 2, 1996, Potash Corporation of Saskatchewan Inc. (the "Corporation") entered into a definitive merger agreement (the "Merger Agreement") with Arcadian Corporation ("Arcadian") whereby the Corporation agreed to acquire of all the issued and outstanding common shares of Arcadian (approximately 45.5 million common shares on a fully diluted basis).

        The foregoing is qualified by reference to the Material Change Report, dated September 10, 1996, filed with Canadian Securities Regulators, a copy of which is incorporated herein by reference to Exhibit (99) to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

      (99) Potash Corporation of Saskatchewan Inc. Material Change Report dated September 10, 1996.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                        POTASH CORPORATION OF
                                        SASKATCHEWAN INC.


Dated: September 10, 1996                By: /s/  JOHN L.M. HAMPTON
                                            -----------------------------------
                                            Name: John L.M. Hampton
                                            Title: Senior Vice President,
                                                   General Counsel and Secretary
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                                 EXHIBIT INDEX

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
                                                                                     PAPER (P) OR
EXHIBIT     DESCRIPTION                                                             ELECTRONIC (E)
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
 (99)       Potash Corporation of Saskatchewan Inc. Material Change Report
            dated September 10, 1996                                                      E
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